CERPROBE CORPORATION
                             STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of the Grant Date, as set forth on the attached Exhibit A, by and between CERPROBE CORPORATION, a Delaware corporation (the "Company"), and the person listed on the attached Exhibit A (the "Optionholder").

                  Optionholder is a key person associated with the Company, and the Company considers it desirable and its best interest that Optionholder be given an inducement to acquire a proprietary interest in the Company and added incentive to advance the interest of the Company by possessing an option to purchase the Company's Stock, all in accordance with the 1995 Stock Option Plan (the "Plan") adopted by the Board of Directors of the Company and attached hereto as Exhibit B.

                  NOW, THEREFORE, it is agreed by and between the parties as follows:

                  1. Grant of Option. The Company hereby grants to Optionholder, as of the grant date (the "Grant Date") specified in the attached Exhibit A, the right, privilege and option to purchase shares of Stock as set forth on the attached Exhibit A (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of this Agreement and the Plan, which is attached hereto as Exhibit B and incorporated by reference in this Agreement. The Optionholder acknowledges having received and carefully reviewed a copy of the Plan. It is set forth in Exhibit A whether or not the option is intended to be an incentive stock option ("ISO") as defined in Section 422 of the Code.

                  2. Option Price. The option price (the "Option Price") as determined by the Plan Administrator is set forth on the attached Exhibit A, which price has been determined by the Plan Administrator to be not less than 85 percent of the fair market value per share of the Stock on the date of grant of this option (100 percent if an option is an ISO and 110 percent if an option is an ISO and the Optionholder is a shareholder who at the date of the grant of this option owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company).

                  3.       Vesting of Option.

                           (a) Vesting Schedule.  The time at which the Optioned
Shares vest and Optionholder may exercise his granted option with respect to such Optioned Shares shall be as described on Exhibit A attached hereto. Optioned Shares that have vested may be acquired at any time, and from time to time, in whole or in part, until the option expires as provided in Section 6 hereof.

                           (b)   $100,000   Limitation.    Notwithstanding   the
foregoing, the number of Optioned Shares that are granted pursuant to an ISO that may vest in any one calendar year shall not exceed the $100,000 Limitation, as that term is defined in the Plan. Thus, notwithstanding the language on Exhibit A regarding whether or not the option is intended to be an ISO, if the $100,000 Limitation would be exceeded based on the vesting schedule set forth on Exhibit A, then a proportional portion of the Optioned Shares shall be considered to not be an ISO such that the $100,000 Limitation is not violated.
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                           (c)  Acceleration.  The Plan  Administrator  may,  by
resolution adopted after the Grant Date, in its sole and absolute discretion allow the option to be exercised on an accelerated basis, provided that in no event shall the Plan Administrator accelerate the exercise period for the option granted hereunder as to violate the $100,000 Limitation.

                  4. Exercise of Option. The option issued hereunder shall be exercisable by written notice to the Company, addressed to the Company at its principal place of business, in accordance with the terms of the Plan.

                  5. Stock Repurchase Agreement. Upon the proper exercise of any option, the Optionholder (or in the case of the Optionholder's death, his successors as provided under Section 6(c) of the Plan) may be required to execute a Stock Repurchase Agreement in such form as may be required by the Plan Administrator from time to time. Under that Stock Repurchase Agreement, the Optionholder may be required upon certain conditions, such as the termination of his service to the Company, death, or divorce, to resell any acquired Optioned Shares back to the Company.

                  6. Termination of Option. This option, to the extent not previously exercised, shall terminate upon the first to occur of the tenth anniversary of the Grant Date or as otherwise set forth in the Plan.

                  7. No Privilege of Stock Ownership. The holder of the option granted hereunder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder shall have exercised the option, paid the Option Price, and received a stock certificate for the purchased shares of Stock.

                  8. Compliance With Laws and Regulations. The exercise of this option and the issuance of the Stock upon such exercise shall be subject to compliance by the Company and the Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange in which the shares of the Stock may be listed at the time of such exercise and issuance. In connection with the exercise of this option, Optionholder shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

                  9.       Liability of the Company.

                           (a) If the Optioned  Shares covered by this Agreement
exceed, as of the Grant Date, the number of shares of Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment increasing the number of shares of Stock issuable under the Plan is obtained in accordance with the applicable provisions of the Plan.

                           (b) The  inability of the Company to obtain  approval
from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the nonissuance or sale of the Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

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
                  10.  No  Employment  or  Service  Contract.  Nothing  in  this
Agreement or in the Plan shall confer upon the Optionholder any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) for any period of time or to interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining Optionholder) or the Optionholder, which rights are hereby expressly reserved by each, to terminate the service of Optionholder at any time for any reason whatsoever, with or without cause.

                  11. Assignability. Neither this option nor any rights or privileges conferred thereby shall be assignable or transferable by the Optionholder other than by will or by the laws of descent and distribution, and this option shall be exercisable only by Optionholder during the Optionholder's lifetime. Upon the death of Optionholder, the rights of the successors to Optionholder shall be limited as set forth in the Plan.

                  12. Binding Affect. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  13. Securities Matters.

                           (a) Exercise of Option.  The option granted hereunder
may be exercised by the Optionholder only if (i) the shares of Stock which are to be issued upon such execution are registered under the Securities Act of 1933, as amended (the "1933 Act"), the Arizona Securities Act, as amended (the "Arizona Act"), and the securities laws of any other applicable jurisdiction, or
(ii) the Company,  upon advice of counsel,  determines  that the issuance of the shares of Stock upon the exercise of the Optionholder is exempt from registration requirements.

                           (b)  Restriction  of Shares.  The Company is under no
obligation to register, under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, any of the shares of Stock to be issued to the Optionholder upon the exercise of any option or to take any action which would make available any exemption from registration. If the shares to be issued to the Optionholder upon the exercise of any option have not been registered under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (b) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements.

                  14. Defined Terms. All capitalized terms herein which are not otherwise defined herein shall have the same meaning ascribed to such terms in the Plan.

                  15. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionholder at the address indicated on Exhibit A. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

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                  16.  Construction.  This  Agreement  and the option  evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                  17.  Governing  Law.  The  interpretation,   performance,  and
enforcement of this Agreement shall be governed by the laws of the State of Arizona.

                  18. Stockholder Approval. The grant of this option is subject to approval of the Plan by the Company's stockholders within 12 months after the adoption of the Plan by the Board of Directors. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall thereupon terminate in its entirety and the Optionholder shall have no further rights to acquire any optioned shares hereunder.

                  IN WITNESS WHEREOF the parties hereto have executed this agreement or caused it to be executed on the day and year first above written.

                                       CERPROBE CORPORATION



                                       By:_________________________________
                                       Name:_______________________________
                                       Its:________________________________


ATTESTED BY:

____________________________           ____________________________________
Secretary                                       Optionholder


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
                              CERPROBE CORPORATION
                             Stock Option Agreement

                                    Exhibit A
                                    ---------


Optionholder:            _______________________________________________________


Address of
Optionholder:            _______________________________________________________

                         _______________________________________________________

Grant Date:              _______________________________________________________


Optioned Shares:         _______________________________________________________


Option Price:           $______________________________________________per share


Check One Box:


[ ] It is intended that the options are "incentive  stock options" under section
    422 of the Code.

[ ] It is intended that the options are nonqualified options.

Vesting Schedule

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